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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2000


                               LAKES GAMING, INC.
             (Exact name of registrant as specified in its charter)


     MINNESOTA                    0-24993                    41-1913991
 (State or other             (Commission File              (IRS Employer
 jurisdiction of                 Number)                Identification No.)
  incorporation)



130 CHESHIRE LANE, MINNETONKA, MINNESOTA                   55305
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         The Registrant has executed a Mutual Termination Agreement by and among the Registrant, Rainforest Cafe, Inc., a Minnesota corporation (the "Company") and RFC Acquisition Co., a Minnesota corporation ("Merger Sub") and wholly owned subsidiary of the Registrant, dated as of January 24, 2000 (the "Termination Agreement") whereby the parties thereto have mutually agreed to terminate that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of December 22, 1999 to which the Registrant, the Company and Merger Sub are also parties.

         The Special Committee of the Board of Directors of the Company and the Board of Directors of the Registrant have determined it to be in the best interests of each of the Company and the Registrant and their respective shareholders not to proceed with the proposed merger transaction and have therefore terminated the Merger Agreement. Pursuant to the terms of the Termination Agreement, all costs and expenses incurred in connection with the negotiation and execution of the Merger Agreement and the Termination Agreement shall be paid by the party incurring such costs. However, notwithstanding the termination of the Merger Agreement, the parties to the Termination Agreement have agreed that for a period of six months from the date of the Termination Agreement, if the Company consummates any takeover proposal, it shall promptly pay the Registrant a fee of $2,000,000. With the exception of the potential payment of the aforementioned $2,000,000 fee, no payments will be made by either party.

         The Termination Agreement and the Joint Press Release dated January 24, 2000 issued by the Registrant and the Company have been filed as Exhibits 10.1 and 99.1, respectively, to this Form 8-K and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

10.1 Mutual Termination Agreement by and among the Registrant, Rainforest Cafe, Inc., and RFC Acquisition Co. dated as of January 24, 2000.

99.1     Joint Press Release dated January 24, 2000.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LAKES GAMING, INC.
                                     (Registrant)



Date: January 25, 2000               By:  /s/Timothy J. Cope
                                        --------------------------------------
                                     Name:  Timothy J. Cope
                                     Title: Chief Financial Officer









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                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION



10.1 Mutual Termination Agreement by and among the Registrant, Rainforest Cafe, Inc., and RFC Acquisition Co. dated as of January 24, 2000.

99.1           Joint Press Release dated January 24, 2000.












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